                                                       Exhibit 99.B-(2)(J)(i)(a)

[ING FUNDS LOGO]

May 2, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING JPMorgan Value Opportunities Portfolio, ING MFS Utilities Portfolio, ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio six newly established series of ING Investors Trust, ING Goals4Life 2015 Portfolio, ING Goals4Life 2025 Portfolio, ING Goals4Life 2035 Portfolio, ING Goals4Life 2045 Portfolio and Goals4Life Income Portfolio, five newly established series of ING Partners, Inc. (the "Portfolios") to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective May 2, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Investors Value Portfolio to ING American Century Large Company Value Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio, ING Capital Guardian Small Cap Portfolio to ING Capital Guardian Small/Mid Cap Portfolio, ING Aeltus Enhanced Index Portfolio to ING Fundamental Research Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio and ING UBS U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio, all effective May 2, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,


                                             Michael J. Roland
                                             Executive Vice President
                                             ING Investors Trust
                                             ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:
      ----------------------------------
Name:
      ----------------------------------
Title:                 , Duly Authorized
      ----------------------------------

 337 E. Doubletree Ranch Rd.         Tel: 480-477-3000       ING Investors Trust
 Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Partners, Inc.
                                     www.ingfunds.com

                                     FORM OF
                                AMENDED EXHIBIT A

FUND                                                        EFFECTIVE DATE
----                                                        --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                     May 17, 2004
  ING Corporate Leaders Trust - Series B                     May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                       June 9, 2003
  ING Disciplined LargeCap Fund                              June 9, 2003
  ING Equity and Bond Fund                                   June 9, 2003
  ING Financial Services Fund                                June 9, 2003
  ING LargeCap Growth Fund                                   June 9, 2003
  ING LargeCap Value Fund                                  February 1, 2004
  ING MidCap Opportunities Fund                              June 9, 2003
  ING MidCap Value Choice Fund                             February 1, 2005
  ING MidCap Value Fund                                      June 9, 2003
  ING Principal Protection Fund                              June 2, 2003
  ING Principal Protection Fund II                           June 2, 2003
  ING Principal Protection Fund III                          June 2, 2003
  ING Principal Protection Fund IV                           June 2, 2003
  ING Principal Protection Fund V                            June 2, 2003
  ING Principal Protection Fund VI                           June 2, 2003
  ING Principal Protection Fund VII                          May 1, 2003
  ING Principal Protection Fund VIII                       October 1, 2003
  ING Principal Protection Fund IX                         February 2, 2004
  ING Principal Protection Fund X                            May 3, 2004
  ING Principal Protection Fund XI                         August 16, 2004
  ING Principal Protection Fund XII                       November 15, 2004
  ING Principal Protection Fund XIII                             TBD
  ING Principal Protection Fund XIV                              TBD
  ING Real Estate Fund                                       June 9, 2003
  ING SmallCap Opportunities Fund                            June 9, 2003
  ING SmallCap Value Choice Fund                           February 1, 2005
  ING SmallCap Value Fund                                    June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                             April 7, 2003
  ING GNMA Income Fund                                      April 7, 2003
  ING High Yield Bond Fund                                  April 7, 2003
  ING Intermediate Bond Fund                                April 7, 2003
  ING National Tax-Exempt Bond Fund                         April 7, 2003
ING GET FUND
  ING GET Fund - Series I                                   July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series J                                   July 14, 2003
  ING GET Fund - Series K                                   July 14, 2003
  ING GET Fund - Series L                                   July 14, 2003
  ING GET Fund - Series M                                   July 14, 2003
  ING GET Fund - Series N                                   July 14, 2003
  ING GET Fund - Series P                                   July 14, 2003
  ING GET Fund - Series Q                                   July 14, 2003
  ING GET Fund - Series R                                   July 14, 2003
  ING GET Fund - Series S                                   July 14, 2003
  ING GET Fund - Series T                                   July 14, 2003
  ING GET Fund - Series U                                   July 14, 2003
  ING GET Fund - Series V                                   March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND     March 28, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                          June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                         January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                    January 6, 2003
  ING American Funds Growth Portfolio                     September 2, 2003
  ING American Funds Growth-Income Portfolio              September 2, 2003
  ING American Funds International Portfolio              September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio           January 13, 2003
  ING Capital Guardian Managed Global Portfolio            January 13, 2003
  ING Capital Guardian Small/Mid Cap Portfolio             January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio           January 6, 2003
  ING Evergreen Health Sciences Portfolio                    May 3, 2004
  ING Evergreen Omega Portfolio                              May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                January 6, 2003
  ING FMR(SM) Earnings Growth Portfolio                      May 2, 2005
  ING Goldman Sachs Tollkeeper(SM) Portfolio               January 6, 2003
  ING Hard Assets Portfolio                                January 13, 2003
  ING International Portfolio                              January 13, 2003
  ING Janus Contrarian Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio              January 6, 2003
  ING JPMorgan Emerging Markets Equity Portfolio           January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                  January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                 May 2, 2005
  ING Julius Baer Foreign Portfolio                        January 13, 2003
  ING Legg Mason Value Portfolio                           January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                  May 1, 2004
  ING LifeStyle Growth Portfolio                             May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                    May 1, 2004
  ING LifeStyle Moderate Portfolio                           May 1, 2004
  ING Limited Maturity Bond Portfolio                      January 6, 2003

ING INVESTORS TRUST (CONT.)
  ING Liquid Assets Portfolio                              January 6, 2003
  ING Marsico Growth Portfolio                             January 13, 2003
  ING Marsico International Opportunities Portfolio          May 2, 2005
  ING Mercury Focus Value Portfolio                        January 6, 2003
  ING Mercury Large Cap Growth Portfolio                   January 6, 2003
  ING MFS Mid Cap Growth Portfolio                         January 13, 2003
  ING MFS Total Return Portfolio                           January 13, 2003
  ING MFS Utilities Portfolio                                May 2, 2005
  ING Oppenheimer Main Street Portfolio(R)                 January 13, 2003
  ING PIMCO Core Bond Portfolio                            January 13, 2003
  ING PIMCO High Yield Portfolio                           November 5, 2003
  ING Pioneer Fund Portfolio                                  May 2, 2005
  ING Pioneer Mid Cap Value Portfolio                        May 2, 2005
  ING Salomon Brothers All Cap Portfolio                   January 6, 2003
  ING Salomon Brothers Investors Portfolio                 January 6, 2003
  ING Stock Index Portfolio                                November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio         January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                January 13, 2003
  ING UBS U.S. Allocation Portfolio                        January 6, 2003
  ING Van Kampen Equity Growth Portfolio                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                January 13, 2003
  ING Van Kampen Growth and Income Portfolio               January 13, 2003
  ING Van Kampen Real Estate Portfolio                     January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                             November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                              November 3, 2003
  ING Foreign Fund                                           July 1, 2003
  ING Global Equity Dividend Fund                         September 2, 2003
  ING Global Real Estate Fund                              November 3, 2003
  ING Global Value Choice Fund                             November 3, 2003
  ING International Fund                                   November 3, 2003
  ING International SmallCap Fund                          November 3, 2003
  ING International Value Choice Fund                      February 1, 2005
  ING Precious Metals Fund                                 November 3, 2003
  ING Russia Fund                                          November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio       January 10, 2005
  ING American Century Select Portfolio                    January 10, 2005
  ING American Century Small Cap Value Portfolio           January 10, 2005
  ING Baron Small Cap Growth Portfolio                     January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio              November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio              November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                     November 15, 2004

ING PARTNERS, INC. (CONT.)
  ING Fidelity(R) VIP Mid Cap Portfolio                    November 15, 2004
  ING Fundamental Research Portfolio                       January 10, 2005
  ING Goldman Sachs(R) Capital Growth Portfolio            January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio               January 10, 2005
  ING JPMorgan Fleming International Portfolio             January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                     January 10, 2005
  ING Goals4Life 2015 Portfolio                              May 2, 2005
  ING Goals4Life 2025 Portfolio                              May 2, 2005
  ING Goals4Life 2035 Portfolio                              May 2, 2005
  ING Goals4Life 2045 Portfolio                              May 2, 2005
  ING Goals4Life Income Portfolio                            May 2, 2005
  ING MFS Capital Opportunities Portfolio                  January 10, 2005
  ING OpCap Balanced Value Portfolio                       January 10, 2005
  ING Oppenheimer Global Portfolio                         January 10, 2005
  ING Oppenheimer Strategic Income Portfolio               January 10, 2005
  ING PIMCO Total Return Portfolio                         January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio         January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio         January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio          January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio   January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                  January 10, 2005
  ING Van Kampen Comstock Portfolio                        January 10, 2005
  ING Van Kampen Equity and Income Portfolio               January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                    June 2, 2003
  ING Aeltus Money Market Fund                               June 2, 2003
  ING Balanced Fund                                          June 2, 2003
  ING Classic Principal Protection Fund III                  June 2, 2003
  ING Classic Principal Protection Fund IV                   June 2, 2003
  ING Equity Income Fund                                     June 9, 2003
  ING Global Science and Technology Fund                     June 2, 2003
  ING Government Fund                                        June 2, 2003
  ING Growth Fund                                            June 9, 2003
  ING Index Plus LargeCap Fund                               June 9, 2003
  ING Index Plus MidCap Fund                                 June 9, 2003
  ING Index Plus Protection Fund                             June 2, 2003
  ING Index Plus SmallCap Fund                               June 9, 2003
  ING International Growth Fund                            November 3, 2003
  ING Small Company Fund                                     June 9, 2003
  ING Strategic Allocation Balanced Fund                     June 2, 2003
  ING Strategic Allocation Growth Fund                       June 2, 2003
  ING Strategic Allocation Income Fund                       June 2, 2003
  ING Value Opportunity Fund                                 June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio             July 7, 2003
  ING VP Strategic Allocation Growth Portfolio               July 7, 2003
  ING VP Strategic Allocation Income Portfolio               July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                         July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                    June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                  September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                  December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                    March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                    June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                  September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                  December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                    March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                     June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                  TBD
  ING GET U.S. Opportunity Portfolio - Series 2                  TBD
  ING VP Worldwide Growth Portfolio                        November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio             July 7, 2003
  ING VP Growth Portfolio                                    July 7, 2003
  ING VP Index Plus LargeCap Portfolio                       July 7, 2003
  ING VP Index Plus MidCap Portfolio                         July 7, 2003
  ING VP Index Plus SmallCap Portfolio                       July 7, 2003
  ING VP International Equity Portfolio                    November 3, 2003
  ING VP Small Company Portfolio                             July 7, 2003
  ING VP Value Opportunity Portfolio                         July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                             October 6, 2003
  ING VP Disciplined LargeCap Portfolio                    October 6, 2003
  ING VP Financial Services Portfolio                        May 1, 2004
  ING VP High Yield Bond Portfolio                         October 6, 2003
  ING VP International Value Portfolio                     November 3, 2003
  ING VP LargeCap Growth Portfolio                         October 6, 2003
  ING VP MagnaCap Portfolio                                October 6, 2003
  ING VP MidCap Opportunities Portfolio                    October 6, 2003
  ING VP Real Estate Portfolio                               May 1, 2004
  ING VP SmallCap Opportunities Portfolio                  October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                         November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                           July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                July 7, 2003

ING VP NATURAL RESOURCES TRUST                             October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                           October 6, 2003
  The Bond Portfolio                                       October 6, 2003
  The Money Market Portfolio                               October 6, 2003
  The Stock Portfolio                                      October 6, 2003

Effective Date: May 2, 2005